                                                            Exhibit No. Ex-99.i.

                       Stradley Ronon Stevens & Young, LLP
                            2600 One Commerce Square
                             Philadelphia, PA 19103
                                 (215) 564-8000
                               FAX: (215) 564-8120
                                www.stradley.com

                           [___________________, 2008]

Aberdeen Funds
5 Tower Bridge
300 Barr Harbor Drive
Suite 300
West Conshohocken, PA 19428

Dear Sir or Madam:

     We have acted as counsel  for  Aberdeen  Funds  (the  "Trust"),  a Delaware statutory  trust,  in connection  with the proposed  acquisition by the Aberdeen
Funds  listed below of the assets and  liabilities  of the  Nationwide  Funds in exchange for shares of the Aberdeen Funds.

------------------------------------------------------------- ---------------------------------------------------------
                  Nationwide Mutual Funds                                          Aberdeen Funds

------------------------------------------------------------- ---------------------------------------------------------
Nationwide China Opportunities Fund                           Aberdeen China Opportunities Fund
   A, B, C, R                                                    A, B, C, R
   Institutional Class                                           Institutional Class
   Institutional Service Class                                   Institutional Service Class
------------------------------------------------------------- ---------------------------------------------------------
Nationwide Emerging Markets Fund                              Aberdeen Developing Markets Fund
   A, B, C, R                                                    A, B, C, R
   Institutional Class                                           Institutional Class
   Institutional Service Class                                   Institutional Service Class
------------------------------------------------------------- ---------------------------------------------------------
Nationwide Global Financial Services Fund                     Aberdeen Global Financial Services Fund
   A, B, C, R                                                    A, B, C, R
   Institutional Class                                           Institutional Class
   Institutional Service Class                                   Institutional Service Class
------------------------------------------------------------- ---------------------------------------------------------
Nationwide Global Health Sciences Fund                        Aberdeen Health Sciences Fund
   A, B, C, R                                                    A, B, C, R
   Institutional Class                                           Institutional Class
   Institutional Service Class                                   Institutional Service Class
------------------------------------------------------------- ---------------------------------------------------------

------------------------------------------------------------- ---------------------------------------------------------
                  Nationwide Mutual Funds                                          Aberdeen Funds

------------------------------------------------------------- ---------------------------------------------------------
Nationwide Global Natural Resources Fund                      Aberdeen Natural Resources Fund
   A, B, C, R                                                    A, B, C, R
   Institutional Class                                           Institutional Class
   Institutional Service Class                                   Institutional Service Class
------------------------------------------------------------- ---------------------------------------------------------
Nationwide Global Technology and Communications Fund          Aberdeen Technology and Communications Fund
   A, B, C, R                                                      A, B, C, R
   Institutional Class                                           Institutional Class
   Institutional Service Class                                   Institutional Service Class
------------------------------------------------------------- ---------------------------------------------------------
Nationwide Global Utilities Fund                              Aberdeen Global Utilities Fund
   A, B, C, R                                                    A, B, C, R
   Institutional Class                                           Institutional Class
   Institutional Service Class                                   Institutional Service Class
------------------------------------------------------------- ---------------------------------------------------------
Nationwide Hedged Core Equity Fund                            Aberdeen Hedged Core Equity Fund
   A, B, C, R                                                    A, B, C, R
   Institutional Class                                           Institutional Class
   Institutional Service Class                                   Institutional Service Class
------------------------------------------------------------- ---------------------------------------------------------
Nationwide International Growth Fund                          Aberdeen International Equity Fund
   A, B, C, R                                                    A, B, C, R
   Institutional Class                                           Institutional Class
   Institutional Service Class                                   Institutional Service Class
------------------------------------------------------------- ---------------------------------------------------------
Nationwide Leaders Fund                                       Aberdeen Select Equity Fund
   A, B, C, R                                                    A, B, C, R
   Institutional Class                                           Institutional Class
   Institutional Service Class                                   Institutional Service Class
------------------------------------------------------------- ---------------------------------------------------------
Nationwide Market Neutral Fund                                Aberdeen Market Neutral Fund
   A, B, C, R                                                    A, B, C, R
   Institutional Class                                           Institutional Class
   Institutional Service Class                                   Institutional Service Class
------------------------------------------------------------- ---------------------------------------------------------
Nationwide Mid Cap Growth Leaders Fund                        Aberdeen Select Mid Cap Growth Fund
   A, B, C, D, R                                                 A, B, C, D, R
   Institutional Class                                           Institutional Class
   Institutional Service Class                                   Institutional Service Class
------------------------------------------------------------- ---------------------------------------------------------
Nationwide Optimal Allocations Fund: Defensive                Aberdeen Optimal Allocations Fund: Defensive
   A, B, C, R                                                    A, B, C, R
   Institutional Class                                           Institutional Class
   Institutional Service Class                                   Institutional Service Class
------------------------------------------------------------- ---------------------------------------------------------
Nationwide Optimal Allocations Fund: Growth                   Aberdeen Optimal Allocations Fund: Growth
   A, B, C, R                                                    A, B, C, R
   Institutional Class                                           Institutional Class
   Institutional Service Class                                   Institutional Service Class
------------------------------------------------------------- ---------------------------------------------------------

                  Nationwide Mutual Funds                                          Aberdeen Funds
------------------------------------------------------------- ---------------------------------------------------------

Nationwide Optimal Allocations Fund: Moderate                 Aberdeen Optimal Allocations Fund: Moderate
   A, B, C, R                                                    A, B, C, R
   Institutional Class                                           Institutional Class
   Institutional Service Class                                   Institutional Service Class
------------------------------------------------------------- ---------------------------------------------------------
Nationwide Optimal Allocations Fund: Moderate Growth          Aberdeen Optimal Allocations Fund: Moderate Growth
   A, B, C, R                                                    A, B, C, R
   Institutional Class                                           Institutional Class
   Institutional Service Class                                   Institutional Service Class
------------------------------------------------------------- ---------------------------------------------------------
Nationwide Optimal Allocations Fund: Specialty                Aberdeen Optimal Allocations Fund: Specialty
   A, B, C, R                                                    A, B, C, R
   Institutional Class                                           Institutional Class
   Institutional Service Class                                   Institutional Service Class
------------------------------------------------------------- ---------------------------------------------------------
Nationwide Small Cap Core Fund                                Aberdeen Small Cap Opportunities Fund
   A, B, C, R                                                    A, B, C, R
   Institutional Class                                           Institutional Class
   Institutional Service Class                                   Institutional Service Class
------------------------------------------------------------- ---------------------------------------------------------
Nationwide Small Cap Fund                                     Aberdeen Small Cap Fund
   A, B, C, R                                                    A, B, C, R
   Institutional Class                                           Institutional Class
   Institutional Service Class                                   Institutional Service Class
------------------------------------------------------------- ---------------------------------------------------------
Nationwide Small Cap Growth Opportunities Fund                Aberdeen Small Cap Growth Fund
   A, B, C, R                                                    A, B, C, R
   Institutional Class                                           Institutional Class
   Institutional Service Class                                   Institutional Service Class
------------------------------------------------------------- ---------------------------------------------------------
Nationwide Small Cap Leaders Fund                             Aberdeen Select Small Cap Fund
   A, B, C, R                                                    A, B, C, R
   Institutional Class                                           Institutional Class
   Institutional Service Class                                   Institutional Service Class
------------------------------------------------------------- ---------------------------------------------------------
Nationwide Small Cap Value Fund                               Aberdeen Small Cap Value Fund
   A, B, C, R                                                    A, B, C, R
   Institutional Class                                           Institutional Class
   Institutional Service Class                                   Institutional Service Class
------------------------------------------------------------- ---------------------------------------------------------
Nationwide Tax-Free Income Fund                               Aberdeen Tax-Free Income Fund
   A, B, C, D, X, Y                                              A, B, C, D, X, Y
------------------------------------------------------------- ---------------------------------------------------------
Nationwide U.S. Growth Leaders Fund                           Aberdeen Select Growth Fund
   A, B, C, R                                                    A, B, C, R
   Institutional Class                                           Institutional Class
   Institutional Service Class                                   Institutional Service Class
------------------------------------------------------------- ---------------------------------------------------------
Nationwide U.S. Growth Leaders Long-Short Fund                Aberdeen Equity Long-Short Fund
   A, B, C, R                                                    A, B, C, R
   Institutional Class                                           Institutional Class
   Institutional Service Class                                   Institutional Service Class
------------------------------------------------------------- ---------------------------------------------------------
Nationwide Worldwide Leaders Fund                             Aberdeen Select Worldwide Fund
   A, B, C, R                                                    A, B, C, R
   Institutional Class                                           Institutional Class
   Institutional Service Class                                   Institutional Service Class
------------------------------------------------------------- ---------------------------------------------------------

     The  aforementioned  proposed  acquisition  is  referred  to  herein as the
"Reorganization."

     This  opinion  relates to shares of  beneficial  interest of the Trust (the
"Shares")  (no par value per Share) to be issued in the  Reorganization,  and is furnished in connection with the filing of the Trust's Registration Statement on
Form N-14  under the  Securities  Act of 1933,  as  amended  (the  "Registration
Statement") with the U.S. Securities and Exchange Commission.

     In  rendering  the opinion  hereinafter  set forth,  we have  reviewed  the
Trust's  Amended and Restated  Agreement and  Declaration of Trust,  Amended and
Restated  By-laws and  resolutions  adopted by the Trust's  Board of Trustees in connection  with the  Reorganization,  as well as such other  legal and  factual matters as we have deemed appropriate,  and we have assumed that: (i) the Shares of each Aberdeen Fund will be issued in accordance  with the Trust's Amended and
Restated  Agreement and Declaration of Trust,  Amended and Restated  By-laws and resolutions  of  the  Trust's  Board  of  Trustees  relating  to  the  creation, authorization  and  issuance of shares;  (ii) the Shares will be issued  against payment therefor as described in the Proxy Statement/Prospectus and Statement of
Additional Information relating thereto included in the Registration  Statement, and that such  payment  will have  been at least  equal to the net asset  value;
(iii) all documents submitted to us as originals are authentic, the signature(s)
thereon are genuine and the persons signing the same were of legal capacity; and
(iv) all documents  submitted to use as certified or photostatic  copies conform to the original  documents and that such  originals are  authentic;  and (v) all certificates  of public  officials  upon which we have relied have been duly and properly  given and that any public  records  reviewed  by us are  complete  and accurate.

     This  opinion  is  based  exclusively  on the  provisions  of the  Delaware
Statutory Trust Act governing the issuance of the shares of the Trust,  and does not  extend to the  securities  or "blue sky" laws of the State of  Delaware  or other States.

     On the basis of and subject to the  foregoing,  we are of the opinion  that upon  (i)  the  execution  of the  Agreement  and  Plan of  Reorganization  (the
"Reorganization  Agreement") by duly authorized  officers of the Trust; and (ii)
the  prior  satisfaction  of the  conditions  contained  in  the  Reorganization
Agreement,  the Shares, when issued pursuant to the Reorganization Agreement and in the manner referred to in the Registration Statement, will be validly issued, fully paid and non-assessable by the Trust.

     This  opinion is solely for the use of the Trust and may not be referred to or used for any other  purpose  or relied on by any other  persons  without  our prior written approval.  This opinion is limited to the matter set forth in this letter and no other  opinions  should be inferred  beyond the matters  expressly stated.

     We hereby  consent  to the  filing of this  opinion  as an  exhibit  to the
Registration  Statement.  This does not  constitute a consent under Section 7 of the  Securities Act of 1933, and in so consenting we have not certified any part of the Registration Statement and do not otherwise come within the categories of persons  whose  consent  is  required  under  Section  7 or under  the rules and regulations of the Securities and Exchange Commission issued thereunder.

                                           Very truly yours,

                                           _______________________________
                                           Stradley Ronon Stevens & Young, LLP